FOURTH QUARTER 2011

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler; the profitability and financial condition of GM and Chrysler; securing low cost funding for us and Residential Capital, LLC (“ResCap”); our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; any additional future impact resulting from delayed foreclosure sales or related matters; the potential for legal liability resulting from claims related to the sale of private-label mortgage-backed securities; risks related to potential repurchase obligations due to alleged breaches of representations and warranties in mortgage securitization transactions; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; continued challenges in the residential mortgage markets; the continuing negative impact on ResCap and our mortgage business generally due to declines in the U.S. housing market; uncertainty of our ability to enter into transactions or execute strategic alternatives to realize the value of our ResCap operations; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, ResCap, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

4Q 2011 Preliminary Results

2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
North American Automotive Finance	9-10
International Automotive Finance	11-12
Insurance	13
Mortgage Origination and Servicing	14
Legacy Portfolio and Other	15
ResCap Key Financial Information	16
Mortgage Operations Asset Breakout	17
Corporate and Other	18

Credit Related Information	19-21

Supplemental Detail
Capital	22
Liquidity	23
Deposits	24
Ally Bank Consumer Mortgage HFI Portfolio	25
Mortgage Repurchase Reserves	26
Ownership	27

4Q 2011 Preliminary Results

3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Selected Income Statement Data	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Net financing revenue (ex. OID)	$743	$832	$972	$840	$846	$(89)	$(103)	$3,387	$3,813	$(426)
Total other revenue (ex. OID)	977	554	1,077	1,038	1,300	423	(323)	3,646	5,129	(1,483)
Total net revenue (ex. OID)	1,720	1,386	2,049	1,878	2,146	334	(426)	7,033	8,942	(1,909)
Provision for loan losses	6	50	50	113	71	(44)	(65)	219	442	(223)
Controllable expenses (1)	965	731	825	835	885	234	80	3,357	3,341	16
Other noninterest expenses	773	486	709	505	664	287	109	2,472	2,720	(248)
Core pre-tax income (2)	$(24)	$119	$465	$425	$526	$(143)	$(550)	$985	$2,439	$(1,454)
Core OID amortization expense (3) (4)	137	225	274	326	301	(88)	(164)	962	1,300	(338)
Income tax expense (benefit)	73	93	83	(70)	45	(20)	28	179	153	26
(Loss) income from discontinued operations	(16)	(11)	5	(23)	(101)	(5)	85	(45)	89	(134)
Net (loss) income	$(250)	$(210)	$113	$146	$79	$(40)	$(329)	$(201)	$1,075	$(1,276)

Selected Balance Sheet Data (Period-End)
Total assets	$183,940	$181,956	$178,889	$173,704	$172,008	$1,984	$11,932	$183,940	$172,008	$11,932
Consumer loans (5)	74,287	70,815	70,093	68,407	63,017	3,472	11,270	74,287	63,017	11,270
Commercial loans (6)	40,468	37,897	40,632	39,052	39,396	2,571	1,072	40,468	39,396	1,072
Allowance balance	(1,503)	(1,621)	(1,739)	(1,806)	(1,873)	118	370	(1,503)	(1,873)	370
Deposits	45,050	44,326	42,262	40,696	39,048	724	6,002	45,050	39,048	6,002
Common equity (7)	12,387	12,792	13,483	13,467	13,518	(405)	(1,131)	12,387	13,518	(1,131)
Total equity	19,327	19,732	20,423	20,407	20,489	(405)	(1,162)	19,327	20,489	(1,162)

Select Financial Ratios
Net interest margin (8)	1.8%	2.1%	2.5%	2.3%	2.3%			2.1%	2.7%
Return on average total equity (annualized)	-5.1%	-4.2%	2.2%	2.9%	1.5%			-1.0%	5.2%
Return on average assets (annualized)	-0.5%	-0.5%	0.3%	0.3%	0.2%			-0.1%	0.6%

Capital Ratios
Tier 1 capital ratio	13.7%	14.3%	14.6%	14.7%	15.0%
Tier 1 common capital ratio (9)	7.5%	8.0%	8.4%	8.4%	8.6%
Total risk-based capital ratio	14.7%	15.5%	15.9%	16.0%	16.4%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively, and $101 million in Full Year 2010

(4) Core OID for 4Q 2010 exclude IO and 2011 excludes IO and 2010 issuances

(5) These amounts exclude loans held-for-sale

(6) Includes notes receivable from General Motors

(7) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(8) Excludes OID amortization expense. The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods

(9) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 22 for additional details

4Q 2011 Preliminary Results

4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,659	$1,680	$1,675	$1,621	$1,665	$(21)	$(6)	$6,635	$6,546	$89
Interest on loans held-for-sale	76	86	86	84	123	(10)	(47)	332	601	(269)
Interest on trading securities	9	4	3	3	3	5	6	19	15	4
Interest and dividends on available-for-sale investment securities	87	102	106	103	85	(15)	2	398	356	42
Interest-bearing cash	13	14	15	12	15	(1)	(2)	54	69	(15)
Operating leases	515	530	598	655	717	(15)	(202)	2,298	3,596	(1,298)
Total financing revenue and other interest income	2,359	2,416	2,483	2,478	2,608	(57)	(249)	9,736	11,183	(1,447)
Interest expense
Interest on deposits	184	179	171	166	171	5	13	700	641	59
Interest on short-term borrowings	74	61	87	92	89	13	(15)	314	324	(10)
Interest on long-term debt	1,179	1,293	1,331	1,406	1,432	(114)	(253)	5,209	5,701	(492)
Total interest expense	1,437	1,533	1,589	1,664	1,692	(96)	(255)	6,223	6,666	(443)
Depreciation expense on operating lease assets	316	276	176	270	371	40	(55)	1,038	1,903	(865)
Net financing revenue	606	607	718	544	545	(1)	61	2,475	2,614	(139)
Other revenue
Servicing fees	325	335	341	357	366	(10)	(41)	1,358	1,493	(135)
Servicing asset valuation and hedge activities, net	(126)	(471)	(105)	(87)	(213)	345	87	(789)	(394)	(395)
Total servicing income, net	199	(136)	236	270	153	335	46	569	1,099	(530)
Insurance premiums and service revenue earned	385	390	399	399	419	(5)	(34)	1,573	1,750	(177)
Gain on mortgage and automotive loans, net	169	95	116	90	401	74	(232)	470	1,261	(791)
Loss on extinguishment of debt	-	-	(25)	(39)	-	-	-	(64)	(123)	59
Other gain on investments, net	43	75	92	84	150	(32)	(107)	294	504	(210)
Other income, net of losses	181	130	239	204	177	51	4	754	537	217
Total other revenue	977	554	1,057	1,008	1,300	423	(323)	3,596	5,028	(1,432)
Total net revenue	1,583	1,161	1,775	1,552	1,845	422	(262)	6,071	7,642	(1,571)
Provision for loan losses	6	50	50	113	71	(44)	(65)	219	442	(223)
Noninterest expense
Compensation and benefits expense	442	293	415	424	406	149	36	1,574	1,576	(2)
Insurance losses and loss adjustment expenses	146	170	227	170	196	(24)	(50)	713	820	(107)
Other operating expenses	1,150	754	892	746	947	396	203	3,542	3,665	(123)
Total noninterest expense	1,738	1,217	1,534	1,340	1,549	521	189	5,829	6,061	(232)
(Loss) income from continuing operations before income tax expense (benefit)	(161)	(106)	191	99	225	(55)	(386)	23	1,139	(1,116)
Income tax expense (benefit) from continuing operations	73	93	83	(70)	45	(20)	28	179	153	26
Net income from continuing operations	(234)	(199)	108	169	180	(35)	(414)	(156)	986	(1,142)
(Loss) Income from discontinued operations, net of tax	(16)	(11)	5	(23)	(101)	(5)	85	(45)	89	(134)
Net (loss) income	$(250)	$(210)	$113	$146	$79	$(40)	$(329)	$(201)	$1,075	$(1,276)

(1) Includes other interest income, net

4Q 2011 Preliminary Results

5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Assets	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2011	12/31/2010
Cash and cash equivalents
Noninterest-bearing	$1,768	$1,517	$2,039	$1,652	$1,714	$251	$54
Interest-bearing	11,267	14,885	12,862	11,294	9,956	(3,618)	1,311
Total cash and cash equivalents	13,035	16,402	14,901	12,946	11,670	(3,367)	1,365
Trading assets	622	503	311	75	240	119	382
Investment securities	15,135	13,981	15,961	15,401	14,846	1,154	289
Loans held-for-sale, net	8,557	8,745	7,168	7,496	11,411	(188)	(2,854)
Finance receivables and loans, net
Finance receivables and loans, net	114,755	108,712	110,725	107,459	102,413	6,043	12,342
Allowance for loan losses	(1,503)	(1,621)	(1,739)	(1,806)	(1,873)	118	370
Total finance receivables and loans, net	113,252	107,091	108,986	105,653	100,540	6,161	12,712
Investment in operating leases, net	9,275	9,052	9,015	8,898	9,128	223	147
Mortgage servicing rights	2,519	2,663	3,701	3,774	3,738	(144)	(1,219)
Premiums receivables and other insurance assets	1,853	2,026	2,124	2,175	2,181	(173)	(328)
Other assets	18,622	21,540	16,770	16,763	17,564	(2,918)	1,058
Assets of operations held-for-sale (1)	1,070	(47)	(48)	523	690	1,117	380
Total assets	$183,940	$181,956	$178,889	$173,704	$172,008	$1,984	$11,932

Liabilities
Deposit liabilities
Noninterest-bearing	$2,029	$2,704	$2,405	$2,064	$2,131	$(675)	$(102)
Interest-bearing	43,021	41,622	39,857	38,632	36,917	1,399	6,104
Total deposit liabilities	45,050	44,326	42,262	40,696	39,048	724	6,002
Short-term borrowings	7,680	5,933	7,130	7,395	7,508	1,747	172
Long-term debt	92,794	90,546	91,723	88,139	86,612	2,248	6,182
Interest payable	1,587	1,712	1,734	1,850	1,829	(125)	(242)
Unearned insurance premiums and service revenue	2,576	2,757	2,845	2,842	2,854	(181)	(278)
Reserves for insurance losses and loss adjustment expenses	580	690	782	828	862	(110)	(282)
Accrued expense and other liabilities	14,009	16,260	11,990	11,001	12,126	(2,251)	1,883
Liabilities of operations held-for-sale	337	-	-	546	680	337	(343)
Total liabilities	$164,613	$162,224	$158,466	$153,297	$151,519	$2,389	$13,094

Equity
Common stock and paid-in capital	$19,668	$19,668	$19,668	$19,668	$19,668	$(0)	$0
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	5,685	-	-
Preferred stock	1,255	1,255	1,255	1,255	1,287	-	(32)
Accumulated deficit	(7,368)	(6,918)	(6,508)	(6,435)	(6,410)	(450)	(958)
Accumulated other comprehensive income	87	42	323	234	259	45	(172)
Total equity	19,327	19,732	20,423	20,407	20,489	(405)	(1,162)
Total liabilities and equity	$183,940	$181,956	$178,889	$173,704	$172,008	$1,984	$11,932

(1) Includes $94 million of unfavorable translation adjustment related to our International Auto Finance Operations in Venezuela

4Q 2011 Preliminary Results

6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Assets	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2011	12/31/2010	2011	2010	CHANGE
Interest-bearing cash and cash equivalents	$11,364	$13,373	$11,910	$13,041	$11,447	$(2,009)	$(83)	$12,420	$13,964	$(1,544)
Trading assets	647	351	146	318	263	296	384	366	252	114
Investment securities	15,487	13,814	14,311	14,591	11,629	1,673	3,858	14,551	11,312	3,239
Loans held-for-sale, net	10,588	9,654	8,320	8,877	12,438	934	(1,850)	9,365	13,506	(4,141)
Total finance receivables and loans, net (2)	114,069	112,478	111,543	104,385	100,296	1,591	13,773	110,650	92,224	18,426
Investment in operating leases, net	9,129	9,040	9,004	8,947	9,564	89	(435)	9,031	12,064	(3,033)
Total interest earning assets	161,284	158,710	155,234	150,159	145,637	2,574	15,647	156,383	143,322	13,061
Noninterest-bearing cash and cash equivalents	1,664	1,321	1,020	1,032	1,117	343	547	1,261	686	575
Other assets	23,320	27,565	23,966	24,898	26,386	(4,245)	(3,066)	24,940	35,040	(10,100)
Allowance for loan losses	(1,609)	(1,737)	(1,816)	(1,864)	(2,053)	128	444	(1,756)	(2,363)	607
Total assets	$184,659	$185,859	$178,404	$174,225	$171,087	$(1,200)	$13,572	$180,828	$176,685	$4,143

Liabilities
Interest-bearing deposit liabilities	$43,823	$42,131	$40,386	$38,156	$36,093	$1,692	$7,730	$41,136	$33,355	$7,781
Short-term borrowings	7,137	7,320	7,280	8,559	6,597	(183)	540	7,209	7,601	(392)
Long-term debt (3)	91,590	92,313	90,606	87,060	85,670	(723)	5,920	90,410	87,270	3,140
Total interest-bearing liabilities (3)	142,550	141,764	138,272	133,775	128,360	786	14,190	138,755	128,226	10,529
Noninterest-bearing deposit liabilities	2,374	2,509	2,170	2,017	2,307	(135)	67	2,239	2,082	157
Other liabilities	20,137	21,529	17,517	18,021	19,670	(1,392)	467	19,677	25,666	(5,989)
Total liabilities	$165,061	$165,802	$157,959	$153,813	$150,337	$(741)	$14,724	$160,671	$155,974	$4,697

Equity
Total equity	$19,598	$20,057	$20,445	$20,412	$20,750	$(459)	$(1,152)	$20,157	$20,711	$(554)
Total liabilities and equity	$184,659	$185,859	$178,404	$174,225	$171,087	$(1,200)	$13,572	$180,828	$176,685	$4,143

Note: The impact of financial statement restatements for discontinued operations are not reflected in prior periods

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Average balance includes $2,185 million related to OID at December 31, 2011

4Q 2011 Preliminary Results

7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
		QUARTERLY TRENDS				CHANGE VS.		FULL YEAR
	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	INC / (DEC)
North American Automotive Finance	$478	$551	$559	$518	$589	$(73)	$(111)	$2,106	$2,344	$(238)
International Automotive Finance	21	89	69	31	8	(68)	13	210	205	5
Insurance	93	111	72	131	165	(18)	(72)	407	562	(155)
Global Automotive Services	592	751	700	680	762	(159)	(170)	2,723	3,111	(388)
Mortgage Origination and Servicing	(237)	(292)	53	85	173	55	(410)	(391)	920	(1,311)
Legacy Portfolio and Other (1)	(65)	(117)	(178)	(42)	(53)	52	(12)	(402)	(267)	(135)
Mortgage Operations	(302)	(409)	(125)	43	120	107	(422)	(793)	653	(1,446)
Corporate and Other (ex. OID) (2)	(314)	(223)	(110)	(298)	(356)	(91)	42	(945)	(1,325)	380
Core pre-tax income (3)	(24)	119	465	425	526	(143)	(550)	985	2,439	(1,454)
Core OID amortization expense (4)(5)	137	225	274	326	301	(88)	(164)	962	1,300	(338)
Income tax expense (benefit)	73	93	83	(70)	45	(20)	28	179	153	26
(Loss) income from discontinued operations	(16)	(11)	5	(23)	(101)	(5)	85	(45)	89	(134)
Net (loss) income	$(250)	$(210)	$113	$146	$79	$(40)	$(329)	$(201)	$1,075	$(1,276)

(1) Legacy Portfolio and Other segment primarily consists of loans originated prior to Jan. 1, 2009 and includes non-core business activities including portfolios in runoff

(2) Corporate and Other primarily consists of our centralized Corporate treasury and deposit gathering activities and the residual impacts of our corporate funds transfer pricing ("FTP") and treasury asset liability management ("ALM") activities. The segment also includes our Commercial Finance Group ("CFG"), certain equity investments and reclassifications and eliminations between the reportable operating segments

(3) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

(4) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively, and $101 million in Full Year 2010

(5) Core OID for 4Q 2010 exclude IO and 2011 excludes IO and 2010 issuances

4Q 2011 Preliminary Results

8

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Net financing revenue
Consumer	$739	$718	$706	$668	$629	$21	$110	$2,831	$2,339	$492
Commercial (1)	324	346	329	326	386	(22)	(62)	1,325	1,425	(100)
Loans held-for-sale	5	-	-	-	-	5	5	5	112	(107)
Operating leases	511	527	594	651	707	(16)	(196)	2,283	3,570	(1,287)
Other interest income	31	29	23	23	25	2	6	106	149	(43)
Total financing revenue and other interest income	1,610	1,620	1,652	1,668	1,747	(10)	(137)	6,550	7,595	(1,045)
Interest expense	591	590	604	582	575	1	16	2,367	2,377	(10)
Depreciation expense on operating lease assets	315	275	170	268	374	40	(59)	1,028	1,897	(869)
Net financing revenue	704	755	878	818	798	(51)	(94)	3,155	3,321	(166)
Other revenue
Servicing fees	35	39	42	45	51	(4)	(16)	161	226	(65)
Gain on automotive loans, net	-	33	15	-	47	(33)	(47)	48	249	(201)
Other income	49	54	57	64	59	(5)	(10)	224	215	9
Total other revenue	84	126	114	109	157	(42)	(73)	433	690	(257)
Total net revenue	788	881	992	927	955	(93)	(167)	3,588	4,011	(423)
Provision for loan losses	(33)	25	55	46	19	(58)	(52)	93	286	(193)
Noninterest expense
Compensation and benefits	115	92	111	116	96	23	19	434	387	47
Other operating expenses	228	213	267	247	251	15	(23)	955	994	(39)
Total noninterest expense	343	305	378	363	347	38	(4)	1,389	1,381	8
Income before income tax expense (benefit)	$478	$551	$559	$518	$589	$(73)	$(111)	$2,106	$2,344	$(238)

Balance Sheet (Period-End)
Loans held-for-sale	$425	$464	$-	$-	$-	$(39)	$425
Finance receivables and loans, net:
Consumer loans	54,076	50,507	48,925	47,356	41,896	3,569	12,180
Commercial loans (2)	32,474	30,364	32,973	31,598	31,213	2,110	1,261
Allowance for loan losses	(736)	(838)	(897)	(899)	(946)	102	210
Total finance receivables and loans, net	$85,814	$80,033	$81,001	$78,055	$72,163	$5,781	$13,651
Other assets	10,732	10,035	9,942	9,607	9,730	697	1,002
Total assets	$96,971	$90,532	$90,943	$87,662	$81,893	$6,439	$15,078

(1) Includes interest on notes receivable from General Motors

(2) Includes Intercompany

4Q 2011 Preliminary Results

9

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
U.S. Market	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
SAAR (units in millions)	13.4	12.6	12.1	13.0	12.3	0.8	1.1	12.8	11.5	1.3
Industry light vehicle sales (units in millions)	3.2	3.2	3.3	3.0	3.0	0.1	0.3	12.7	11.6	1.2
GM market share	18.5%	20.2%	20.5%	19.4%	19.5%			19.7%	19.2%
Chrysler market share	11.1%	11.6%	10.8%	9.4%	9.0%			10.8%	9.4%

NAO Total Consumer Originations by Type ($ in billions)
New	$6.5	$7.1	$6.0	$7.8	$7.5	$(0.6)	$(1.0)	$27.3	$26.5	$0.8
Lease	1.3	1.7	2.1	2.2	1.4	(0.4)	(0.1)	7.3	3.9	3.4
Used	2.3	2.4	2.2	2.4	1.4	(0.0)	0.9	9.2	5.0	4.2
Total NAO	$10.1	$11.1	$10.3	$12.4	$10.2	$(1.0)	$(0.1)	$43.8	$35.4	$8.5

NAO Ally Consumer Penetration
GM	33.6%	32.7%	35.4%	50.9%	49.7%			38.3%	39.5%
Chrysler	25.6%	32.4%	27.2%	30.4%	32.2%			28.9%	39.2%

U.S. Ally Consumer Penetration
GM	31.8%	31.6%	36.5%	51.9%	49.7%			38.1%	38.2%
Chrysler	27.2%	35.2%	30.3%	33.7%	36.3%			31.6%	45.4%

U.S. Ally Consumer Originations (1) ($ in billions)
GM new retail subvented	$2.0	$1.5	$1.4	$1.8	$2.0	$0.5	$0.0	$6.7	$6.5	$0.2
GM new retail standard	1.7	1.9	2.1	3.3	2.9	(0.3)	(1.2)	9.0	8.5	0.5
Chrysler new retail subvented	0.5	0.9	0.5	0.5	0.6	(0.4)	(0.1)	2.5	3.9	(1.4)
Chrysler new retail standard	1.0	1.2	0.9	1.0	0.8	(0.3)	0.2	4.1	3.3	0.7
Diversified new	0.5	0.4	0.4	0.5	0.3	0.0	0.2	1.8	0.8	1.0
Lease (2)	1.3	1.7	2.1	2.2	1.4	(0.4)	(0.1)	7.3	3.8	3.4
Used	2.3	2.3	2.1	2.3	1.3	(0.0)	0.9	9.0	4.7	4.3
Total U.S. originations	$9.2	$10.0	$9.5	$11.6	$9.3	$(0.9)	$(0.1)	$40.2	$31.6	$8.7

NAO Ally Consumer Originations ($ in billions)
Total U.S. originations	$9.2	$10.0	$9.5	$11.6	$9.3	$(0.9)	$(0.1)	$40.2	$31.6	$8.7
Total Canada originations	1.0	1.1	0.8	0.8	1.0	(0.1)	0.0	3.6	3.8	(0.2)
Total NAO originations	$10.1	$11.1	$10.3	$12.4	$10.2	$(1.0)	$(0.1)	$43.8	$35.4	$8.5

U.S. Ally Consumer Originations - Additional Data
Number of contracts originated (# in thousands)	338	379	367	462	351	(41)	(14)	1,545	1,186	359
GM subvented (% based on # of new GM units originated) (3)	58%	54%	52%	46%	44%			51%	44%
Chrysler subvented (% based on # of new Chrysler units originated) (3)	48%	53%	54%	46%	50%			50%	55%
Average original term in months	66	66	65	63	62	0	5	65	64	1

U.S. Ally Floorplan (4)
GM penetration	73.9%	75.1%	79.3%	82.3%	81.0%			77.5%	82.4%
Chrysler penetration	63.3%	66.0%	68.1%	69.9%	71.6%			66.7%	71.5%
Floorplan outstandings (avg. $ in billions)	$24.9	$24.3	$25.1	$23.6	$24.1	$0.6	$0.8	$24.5	$21.7	$2.8

Loan Book - NAO Key Statistics ($ in billions)
Dollar amount of contracts outstanding at end of period	$63.7	$59.8	$57.7	$55.9	$50.6	$3.9	$13.1	$63.7	$50.6	$13.1
Dollar amount of new GM wholesale outstanding (average)	$15.9	$15.7	$16.5	$15.4	$16.6	$0.1	$(0.7)	$15.8	$14.9	$0.9
Dollar amount of new Chrysler wholesale outstanding (average)	$7.4	$7.7	$8.2	$7.2	$6.5	$(0.3)	$0.9	$7.6	$5.8	$1.8

U.S. Off-Lease Remarketing
Sales proceeds on scheduled lease terminations (36-month) per vehicle - Serviced	$23,365	$20,600	$20,581	$19,615	$20,218	$2,765	$3,147	$20,257	$19,388	$868
Off-lease vehicles terminated - Serviced (# in units)	27,737	55,420	74,131	91,336	84,167	(27,683)	(56,430)	248,624	376,203	(127,579)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	$23,365	$20,608	$20,356	$19,871	$20,223	$2,757	$3,142	$20,258	$19,393	$865
Off-lease vehicles terminated - On-balance sheet (# in units)	27,733	55,416	74,109	91,270	83,598	(27,683)	(55,865)	248,528	352,956	(104,428)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Includes GM and Chrysler lease originations

(3) Represents subvented originations inclusive of leases not subject to exclusivity agreements

(4) Penetration rates are based on the trailing four month average end of period dealer stocks

4Q 2011 Preliminary Results

10

ALLY FINANCIAL INC. INTERNATIONAL AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Net financing revenue
Consumer	$291	$301	$314	$287	$268	$(10)	$23	$1,193	$1,075	$118
Commercial (1)	96	111	111	104	101	(15)	(5)	422	379	43
Loans held-for-sale	-	-	-	-	3	-	(3)	-	15	(15)
Operating leases	4	3	4	4	9	1	(5)	15	21	(6)
Other interest income (2)	20	23	23	26	20	(3)	-	92	59	33
Total financing revenue and other interest income	411	438	452	421	401	(27)	10	1,722	1,549	173
Interest expense	253	270	274	253	248	(17)	5	1,050	885	165
Depreciation expense on operating lease assets	1	1	6	2	2	-	(1)	10	10	-
Net financing revenue	157	167	172	166	151	(10)	6	662	654	8
Other revenue
Gain on automotive loans, net	-	-	-	-	6	-	(6)	-	21	(21)
Other income	64	61	56	58	43	3	21	239	219	20
Total other revenue	64	61	56	58	49	3	15	239	240	(1)
Total net revenue	221	228	228	224	200	(7)	21	901	894	7
Provision for loan losses	23	(2)	7	37	29	25	(6)	65	54	11
Noninterest expense
Compensation and benefits	40	44	44	44	34	(4)	6	172	155	17
Other operating expenses	137	97	108	112	129	40	8	454	480	(26)
Total noninterest expense	177	141	152	156	163	36	14	626	635	(9)
Income from cont. ops before income tax expense (benefit)	$21	$89	$69	$31	$8	$(68)	$13	$210	$205	$5

Balance Sheet (Period-End)
Cash, trading and investment securities	$25	$176	$192	$157	$205	$(151)	$(180)
Loans held-for-sale	-	-	-	-	-	-	-
Finance receivables and loans, net:
Consumer loans	9,383	9,198	9,810	9,512	9,359	185	24
Commercial loans (3)	4,912	4,778	5,214	5,128	4,814	134	98
Allowance for loan losses	(182)	(174)	(207)	(207)	(186)	(8)	4
Total finance receivables and loans, net	$14,113	$13,802	$14,817	$14,433	$13,987	$311	$126
Other assets	1,244	1,336	1,573	1,705	1,787	(92)	(543)
Total assets	$15,382	$15,314	$16,582	$16,295	$15,979	$68	$(597)

(1) Includes interest on notes receivable from General Motors

(2) Includes interest bearing cash

(3) Includes intercompany

4Q 2011 Preliminary Results

11

ALLY FINANCIAL INC. INTERNATIONAL AUTO - KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Consumer Originations	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Germany	$385	$512	$489	$287	$326	$(127)	$59	$1,673	$1,119	$553
Brazil	573	535	481	476	599	37	(26)	2,065	1,714	351
U.K.	300	341	159	155	195	(41)	105	955	735	220
Mexico	154	158	140	157	169	(4)	(16)	608	540	68
China (1)	880	835	716	588	944	45	(64)	3,019	2,585	434
Other	333	257	282	235	255	76	78	1,107	919	188
Total Continuing International Operations	$2,624	$2,638	$2,267	$1,898	$2,488	$(14)	$136	$9,427	$7,612	$1,815

Consumer Origination Statistics (Continuing Operations)
Number of contracts originated (# thousands)	186	174	150	131	175	12	12	641	536	104
Dollar amount of contracts originated	$2,624	$2,638	$2,267	$1,898	$2,488	$(14)	$136	$9,427	$7,612	$1,815
Dollar amount of retail contracts outstanding at end of period	$9,383	$9,198	$9,810	$9,513	$9,359	$185	$24	$9,383	$9,359	$24
GM subvented (% based on # of GM units originated) (2)	53%	59%	50%	47%	49%			53%	43%

Mix of retail & lease contract originations (% based on # of units)
New	95%	94%	93%	93%	96%			94%	95%
Used	5%	6%	7%	7%	4%			6%	5%

(1) Originations in China are part of a joint-venture in which Ally owns a minority interest

(2) Represents subvented originations inclusive of leases not subject to exclusivity agreements

4Q 2011 Preliminary Results

12

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Insurance premiums and other income
Insurance premiums and service revenue earned	$381	$387	$395	$393	$414	$(6)	$(33)	$1,556	$1,721	$(165)
Investment income	59	44	70	79	133	15	(74)	252	444	(192)
Other income	12	16	18	13	19	(4)	(7)	59	75	(16)
Total insurance premiums and other income	452	447	483	485	566	5	(114)	1,867	2,240	(373)
Expense
Insurance losses and loss adjustment expenses	142	162	221	157	186	(20)	(44)	682	784	(102)
Acquisition and underwriting expenses
Compensation and benefit expense	23	19	24	27	24	4	(1)	93	94	(1)
Insurance commission expense	135	120	122	122	145	15	(10)	500	578	(78)
Other expense	59	35	44	48	46	24	13	185	222	(37)
Total acquisition and underwriting expense	217	174	190	197	215	43	2	778	894	(116)
Total expense	359	336	411	354	401	23	(42)	1,460	1,678	(218)
Income from cont. ops before income tax expense (benefit)	$93	$111	$72	$131	$165	$(18)	$(72)	$407	$562	$(155)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,267	$5,494	$5,688	$5,537	$5,351	$(227)	$(84)	$5,267	$5,351	$(84)
Finance receivables and loans, net	5	5	5	5	5	-	-	5	5	-
Premiums receivable and other insurance assets	1,970	2,141	2,239	2,278	2,270	(171)	(300)	1,970	2,270	(300)
Other assets	794	575	601	1,204	1,163	219	(369)	794	1,163	(369)
Total assets	$8,036	$8,215	$8,533	$9,024	$8,789	$(179)	$(753)	$8,036	$8,789	$(753)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services	$232	$280	$277	$246	$221	$(48)	$10	$1,035	$957	$78
International(1)	104	100	120	128	89	4	14	451	503	(52)
Total written premiums and revenue	$335	$380	$397	$374	$311	$(45)	$25	$1,486	$1,460	$26

Loss ratio	36.3%	40.6%	54.5%	38.8%	43.2%			42.6%	43.9%
Underwriting expense ratio	55.8%	43.5%	47.3%	48.5%	50.2%			48.7%	50.2%
Combined ratio	92.1%	84.1%	101.7%	87.4%	93.4%			91.3%	94.1%

(1) Includes written premiums held at Corporate

4Q 2011 Preliminary Results

13

ALLY FINANCIAL INC. MORTGAGE ORIGINATION AND SERVICING - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Net financing (loss) revenue
Total financing revenue and other interest income	$102	$110	$82	$81	$115	$(8)	$(13)	$375	$378	$(3)
Interest expense	109	103	90	98	94	6	15	400	343	57
Net financing (loss) revenue	(7)	7	(8)	(17)	21	(14)	(28)	(25)	35	(60)
Servicing fees	292	297	302	312	314	(5)	(22)	1,203	1,270	(67)
Servicing asset valuation and hedge activities, net	(126)	(471)	(105)	(87)	(213)	345	87	(789)	(394)	(395)
Total servicing income, net	166	(174)	197	225	101	340	65	414	876	(462)
Gain on mortgage loans, net	111	51	63	72	206	60	(95)	297	607	(310)
Other income, net of losses	95	61	48	43	83	34	12	247	255	(8)
Total other revenue	372	(62)	308	340	390	434	(18)	958	1,738	(780)
Total net revenue	365	(55)	300	323	411	420	(46)	933	1,773	(840)
Provision for loan losses	-	(1)	-	2	-	1	-	1	(29)	30
Noninterest expense
Compensation and benefits expense	82	60	66	65	62	22	20	273	249	24
Representation and warranty expense	(1)	2	(0)	(2)	(1)	(3)	-	(0)	(22)	21
Other operating expense	521	176	181	173	177	345	344	1,050	655	396
Total noninterest expense	602	238	247	236	238	364	364	1,323	882	441
(Loss) income from cont. ops before income tax expense (benefit)	$(237)	$(292)	$53	$85	$173	$55	$(410)	$(391)	$920	$(1,311)

Balance Sheet (Period-End)
Cash, trading and investment securities	$14	$16	$17	$18	$24	$(2)	$(10)
Loans held-for-sale	6,470	5,996	5,152	5,539	9,088	474	(2,618)
Finance receivables and loans, net:
Consumer loans	2,835	2,637	2,458	2,294	2,079	198	756
Commercial loans	1,887	1,592	1,185	820	1,540	295	347
Allowance for loan losses	(17)	(16)	(14)	(14)	(14)	(1)	(3)
Total finance receivables and loans, net	$4,705	$4,213	$3,629	$3,100	$3,605	$492	$1,100
Mortgage servicing rights	2,519	2,663	3,701	3,774	3,738	(144)	(1,219)
Other assets	9,316	10,994	6,926	6,283	7,226	(1,678)	2,090
Total assets	$23,024	$23,882	$19,425	$18,714	$23,681	$(858)	$(657)

Key Statistics ($ in billions)
Mortgage loan production (1)
Prime conforming	$13.7	$13.3	$10.6	$9.9	$20.0	$0.3	$(6.4)
Prime non-conforming	0.5	0.5	0.3	0.4	0.4	0.1	0.2
Government	2.3	1.8	1.5	1.5	2.8	0.5	(0.5)
Total mortgage loan production	$16.5	$15.6	$12.3	$11.8	$23.2	$0.9	$(6.8)

Primary servicing UPB - period end (2)	$351	$355	$354	$353	$356	$(5)	$(5)

(1) Excludes the International portfolio as ResMor has been reclassified from Origination and Servicing to Legacy Portfolio and Other

(2) Excludes loans for which we acted as a subservicer

4Q 2011 Preliminary Results

14

ALLY FINANCIAL INC. LEGACY PORTFOLIO AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Net financing revenue
Total financing revenue and other interest income	$167	$179	$209	$218	$263	$(12)	$(96)	$773	$1,333	$(560)
Interest expense	105	111	132	141	165	(6)	(60)	489	728	(239)
Net financing revenue	62	68	77	77	98	(6)	(36)	284	605	(321)
Total servicing income, net	(1)	(1)	(2)	(1)	(1)	-	-	(5)	(8)	3
Gain on mortgage loans, net	39	6	34	18	141	33	(102)	97	383	(286)
Other income, net of losses	(26)	(42)	(18)	(4)	(25)	16	(1)	(90)	(115)	25
Total other revenue	12	(37)	14	13	115	49	(103)	2	260	(258)
Total net revenue	74	31	91	90	213	43	(139)	286	865	(579)
Provision for loan losses	35	32	37	45	23	3	12	149	173	(24)
Noninterest expense
Compensation and benefits expense	30	27	34	36	17	3	13	127	77	50
Representation and warranty expense	45	67	184	28	210	(22)	(165)	324	692	(368)
Other operating expense	29	22	14	23	16	7	13	88	190	(102)
Total noninterest expense	104	116	232	87	243	(12)	(139)	539	959	(420)
(Loss) from cont. ops before income tax expense (benefit)	$(65)	$(117)	$(178)	$(42)	$(53)	$52	$(12)	$(402)	$(267)	$(135)

Balance Sheet (Period-End)
Cash, trading and investment securities	$638	$657	$713	$770	$724	$(19)	$(86)
Loans held-for-sale	1,642	2,258	2,016	1,951	2,323	(616)	(681)
Finance receivables and loans, net
Consumer loans (1)	7,993	8,472	8,900	9,246	9,683	(479)	(1,690)
Commercial loans	38	50	69	93	120	(12)	(82)
Allowance for loan losses	(515)	(526)	(552)	(567)	(592)	11	77
Total finance receivables and loans, net	$7,516	$7,996	$8,417	$8,772	$9,211	$(480)	$(1,695)
Other assets	409	709	752	766	847	(300)	(438)
Assets of discontinued operations	685	-	-	-	-	685	685
Total assets	$10,890	$11,620	$11,898	$12,259	$13,105	$(730)	$(2,215)

(1) Consumer loans held for investment ("HFI") consists primarily of Ally Bank HFI (originated pre-2009) and legacy securitizations

4Q 2011 Preliminary Results

15

ALLY FINANCIAL INC. RESCAP, LLC - KEY FINANCIAL INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Net (loss) income	$(269)	$(442)	$(113)	$40	$63	$173	$(332)	$(782)	$575	$(1,357)

Balance Sheet (Period-End)
Cash & cash equivalents	$619	$623	$664	$719	$672	$(4)	$(54)
Mortgage loans held-for-sale	4,250	4,580	4,453	4,511	4,655	(331)	(405)
Mortgage loans held-for-investment, net	1,009	1,027	1,137	1,194	1,296	(18)	(287)
Mortgage servicing rights	1,233	1,330	1,926	2,046	1,992	(97)	(758)
Other assets	9,738	11,579	7,703	7,033	8,217	(1,841)	1,521
Total assets	$16,849	$19,139	$15,883	$15,503	$16,832	$(2,290)	$17

Total liabilities	$16,745	$18,808	$15,111	$14,619	$15,986	$(2,063)	$759

Tangible net worth(1)	$104	$331	$772	$884	$846	$(228)	$(743)

(1) As previously disclosed, Ally Financial Inc. has made a capital contribution to ResCap of approximately $196.5 million, which was provided through forgiveness of intercompany debt. This contribution results in a pro-forma tangible net worth at ResCap of $300 million

4Q 2011 Preliminary Results

16

ALLY FINANCIAL INC. MORTGAGE OPERATIONS ASSET BREAKOUT (PERIOD-END)

($ in billions)
	CURRENT QUARTER			HISTORICAL QUARTERLY TRENDS				CHANGE VS.
	Origination and	Legacy Portfolio	Total	Total	Total	Total	Total	Total	Total
ResCap, LLC Assets	Servicing	& Other	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/11	12/31/10
Cash and cash equivalents	$0.0	$0.6	$0.6	$0.6	$0.7	$0.7	$0.7	$(0.0)	$(0.1)
Accounts receivable (servicing advances, etc)	3.0	0.1	3.0	2.6	2.4	2.5	2.5	0.4	0.5
Securitized assets (1)	2.3	1.1	3.5	3.6	3.6	3.7	3.9	(0.1)	(0.5)
Derivatives and derivative collateral	5.9	0.0	6.0	8.0	4.3	3.5	4.5	(2.1)	1.4
Restricted cash and other assets	0.2	0.3	0.6	0.7	0.7	0.7	0.7	(0.1)	(0.2)
Cash, accounting and other less value sensitive assets	11.4	2.2	13.6	15.5	11.7	11.1	12.4	(1.9)	1.2

Mortgage servicing rights	1.2	-	1.2	1.3	1.9	2.0	2.0	(0.1)	(0.8)
Other assets (2)	0.0	0.1	0.1	0.2	0.3	0.3	0.3	(0.0)	(0.2)
Assets of international operations held-for-sale	-	-	-	-	-	-	-	-	-
Mortgage loans held-for-sale	0.3	1.5	1.9	2.1	2.0	2.1	2.1	(0.2)	(0.3)
Assets carried at fair or net realizable value	1.6	1.7	3.2	3.6	4.2	4.4	4.4	(0.4)	(1.2)
Total ResCap, LLC Assets	$13.0	$3.8	$16.8	$19.1	$15.9	$15.5	$16.8	$(2.3)	$0.0

Other Mortgage Assets
Ally Bank HFI (3)	$2.8	$6.4	$9.3	$9.3	$9.4	$9.5	$9.5	$(0.0)	$(0.3)
Ally Bank HFS	3.9	0.0	3.9	3.2	2.5	2.9	6.4	0.7	(2.5)
Ally Bank warehouse lines	1.9	-	1.9	1.6	1.2	0.8	1.5	0.3	0.3
Ally Bank MSR	1.3	-	1.3	1.3	1.8	1.7	1.7	(0.0)	(0.5)
Other non-ResCap assets (4)	0.2	0.6	0.8	1.0	0.6	0.6	0.7	(0.2)	0.1
Total Mortgage Operations Assets	$23.0	$10.9	$33.9	$35.5	$31.3	$31.0	$36.8	$(1.6)	$(2.9)

(1) 12/31/2011 includes domestic securitized assets of $0.8 billion, international securitized assets of $0.3 billion and $2.4 billion of domestic held for sale ("HFS") assets related to off-balance sheet securitizations where ResCap has the option, but not the obligation to repurchase loans

(2) Includes REO, AFS, trading securities, warehouse loans, model homes and other assets

(3) 12/31/2011 Legacy Portfolio & Other amount primarily consists of loans originated prior to 1/1/2009

(4) Includes Ally Bank Cash, Accounts Receivables and Other Assets, as well as ResMor Trust, Disc Ops, and intercompany eliminations

4Q 2011 Preliminary Results

17

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
Includes CFG	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10	2011	2010	CHANGE
Net financing loss
Total financing revenue and other interest income	$24	$26	$41	$47	$41	$(2)	$(17)	$138	$165	$(27)
Interest expense
Core original issue discount amortization	137	225	254	296	301	(88)	(164)	912	1,199	(288)
Other interest expense	222	212	213	273	285	10	(63)	920	1,065	(144)
Total interest expense	359	437	467	569	586	(78)	(227)	1,832	2,264	(432)
Net financing loss	(335)	(411)	(426)	(522)	(545)	76	210	(1,694)	(2,099)	405
Other revenue										-
Loss on extinguishment of debt (1)	-	-	(25)	(39)	-	-	-	(64)	(123)	59
Other gain on investments, net	6	48	40	25	35	(42)	(29)	119	146	(27)
Other income, net of losses	12	(8)	92	39	10	20	2	135	(65)	200
Total other revenue (expense)	18	40	107	25	45	(22)	(27)	190	(42)	232
Total net expense	(317)	(371)	(319)	(497)	(500)	54	183	(1,504)	(2,141)	637
Provision for loan losses	(19)	(4)	(49)	(17)	-	(15)	(19)	(89)	(42)	(47)
Noninterest expense										-
Compensation and benefits expense	152	51	136	136	173	101	(21)	475	614	(139)
Other operating expense	1	30	(22)	8	(16)	(29)	17	17	(88)	105
Total noninterest expense	153	81	114	144	157	72	(4)	492	526	(34)
Loss from cont. ops before income tax (benefit) expense	$(451)	$(448)	$(384)	$(624)	$(657)	$(3)	$206	$(1,907)	$(2,625)	$718

Balance Sheet (Period-End)
Cash, trading and investment securities	$22,847	$24,544	$24,563	$21,940	$20,452	$(1,697)	$2,395
Loans held-for-sale	20	27	-	6	-	(7)	20
Finance receivables and loans, net
Consumer loans	-	1	-	(1)	-	(1)	-
Commercial loans (2)	1,152	1,108	1,186	1,408	1,704	44	(552)
Allowance for loan losses	(53)	(67)	(69)	(119)	(135)	14	82
Total finance receivables and loans, net	1,099	1,042	1,117	1,288	1,569	57	(470)
Other assets	5,671	6,780	5,828	6,516	6,540	(1,109)	(869)
Total assets	$29,637	$32,393	$31,508	$29,750	$28,561	$(2,756)	$1,076

OID Amortization Schedule	2012	2013	2014	2015 and After
Remaining Core OID Amortization (as of 12/31/2011)	$336	$249	$176	Avg/Yr=$75

(1) Includes $20 million and $30 million of accelerated OID amortization in 2Q11, and 1Q11 respectively, and $101 million in Full Year 2010

(2) Includes Intercompany

4Q 2011 Preliminary Results

18

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10
Ending Loan Balance	$113,920	$107,871	$109,779	$106,488	$101,398	$6,049	$12,522
30+ Accruing DPD	$1,038	$972	$979	$963	$1,114	$66	$(76)
30+ Accruing DPD %	0.9%	0.9%	0.9%	0.9%	1.1%
Non-Performing Loans (NPLs)	$906	$977	$1,191	$1,244	$1,508	$(71)	$(602)
Net Charge-Offs (NCOs)	$120	$123	$121	$189	$240	$(3)	$(121)
Net Charge-Off Rate (2)	0.43%	0.45%	0.45%	0.73%	0.97%

Provision Expense	$6	$50	$50	$113	$71	$(44)	$(65)
Allowance Balance (ALLL)	$1,503	$1,621	$1,739	$1,806	$1,873	$(118)	$(370)

ALLL as % of Loans (3)	1.3%	1.5%	1.6%	1.7%	1.8%
ALLL as % of NPLs (3)	166.0%	165.8%	146.0%	145.2%	124.3%
ALLL as % of NCOs (3)	313.8%	329.3%	358.0%	239.1%	194.8%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

4Q 2011 Preliminary Results

19

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

North American Auto	QUARTERLY TRENDS					CHANGE VS.
Consumer	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10
Allowance balance	$628	$724	$763	$768	$813	$(96)	$(185)
Total consumer loans	$54,076	$50,507	$48,925	$47,356	$41,896	$3,569	$12,181
Coverage ratio	1.2%	1.4%	1.6%	1.6%	1.9%

Commercial
Allowance balance	$108	$114	$134	$131	$132	$(6)	$(24)
Total commercial loans	$32,475	$30,395	$32,994	$31,615	$31,229	$2,081	$1,247
Coverage ratio	0.3%	0.4%	0.4%	0.4%	0.4%

International Auto
Consumer
Allowance balance	$138	$127	$148	$148	$156	$11	$(18)
Total consumer loans	$9,383	$9,198	$9,810	$9,512	$9,359	$185	$23
Coverage ratio	1.5%	1.4%	1.5%	1.6%	1.7%

Commercial
Allowance balance	$44	$47	$58	$58	$30	$(2)	$14
Total commercial loans	$4,795	$4,318	$4,717	$4,633	$4,400	$477	$395
Coverage ratio	0.9%	1.1%	1.2%	1.3%	0.7%

Mortgage HFI (1)
Consumer
Allowance balance	$516	$532	$558	$563	$580	$(16)	$(64)
Total consumer loans	$9,993	$10,269	$10,412	$10,568	$10,748	$(276)	$(755)
Coverage ratio	5.2%	5.2%	5.4%	5.3%	5.4%

Non-performing loans	$339	$365	$398	$412	$561	$(26)	$(222)
Allowance as a % of NPLs	152.1%	145.7%	140.0%	136.6%	103.4%

Commercial
Allowance balance	$16	$10	$8	$18	$26	$6	$(10)
Total commercial loans	$1,925	$1,642	$1,254	$913	$1,660	$283	$265
Coverage ratio	0.8%	0.6%	0.7%	1.9%	1.6%

Non-performing loans	$13	$48	$67	$92	$110	$(36)	$(98)
Allowance as a % of NPLs	126.1%	21.0%	12.3%	19.2%	23.4%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

4Q 2011 Preliminary Results

20

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Global Auto Delinquencies - Managed Retail Contract Amount (1)	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10
Nuvell delinquent contract $	$131	$126	$149	$142	$229	$5	$(98)
Delinquent contract $ (excluding Nuvell)	$806	$735	$722	$663	$765	$71	$41
% of retail contract $ outstanding	1.47%	1.43%	1.48%	1.42%	1.94%
% of retail contract $ outstanding (excluding Nuvell)	1.29%	1.25%	1.27%	1.21%	1.56%

Global Auto Annualized Credit Losses - Managed Retail Contract Amount
Nuvell credit losses	$16	$17	$14	$26	$36	$(1)	$(20)
Credit losses (excluding Nuvell)	$63	$55	$46	$85	$72	$8	$(9)
% of avg. managed assets	0.51%	0.48%	0.41%	0.83%	0.88%
% of avg. managed assets (excluding Nuvell)	0.41%	0.37%	0.33%	0.66%	0.62%

North American Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.51%	0.45%	0.39%	0.83%	0.92%
Managed retail contracts over 30 days delinquent	1.51%	1.41%	1.45%	1.34%	2.02%

Repossessions as a % of average number of managed retail contracts outstanding	1.42%	1.54%	1.36%	1.83%	2.23%
Severity of loss per unit serviced - Retail
New	$7,957	$7,584	$7,631	$7,907	$8,314	$1,311	$(358)
Used	$6,129	$6,144	$6,260	$6,322	$6,920	$2,502	$(791)

Lease residual value (sales proceeds as % of ALG)	127%	128%	127%	122%	119%

International Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.46%	0.60%	0.50%	0.80%	0.72%
Managed retail contracts over 30 days delinquent	1.24%	1.57%	1.64%	1.81%	1.56%

Repossessions as a % of average number of managed retail contracts outstanding	0.48%	0.51%	0.64%	0.68%	0.59%

(1) $ Amount of accruing contracts greater than 30 days past due

4Q 2011 Preliminary Results

21

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.
Cost of Funds	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10
Ally Financial's worldwide cost of borrowing (incl. OID)	3.9%	4.2%	4.6%	5.1%	5.2%
Ally Financial's worldwide cost of borrowing (excl. OID)	3.5%	3.6%	3.8%	4.1%	4.1%

Capital
Risk-weighted assets	$154.2	$149.7	$151.0	$150.8	$148.0	$4.5	$6.2

Tier 1 capital ratio	13.7%	14.3%	14.6%	14.7%	15.0%
Tier 1 common capital ratio	7.5%	8.0%	8.4%	8.4%	8.6%
Total risk-based capital ratio	14.7%	15.5%	15.9%	16.0%	16.4%

Tangible common equity / Tangible assets	6.5%	6.8%	7.3%	7.5%	7.6%
Tangible common equity / Risk-weighted assets	7.7%	8.2%	8.6%	8.6%	8.8%

	QUARTERLY TRENDS					CHANGE VS.
	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10
Shareholders’ equity	$19.3	$19.7	$20.4	$20.4	$20.5	$(0.4)	$(1.2)
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Unrealized (gains) losses and other adjustments	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$21.1	$21.5	$22.1	$22.1	$22.2	$(0.4)	$(1.1)

Tier 1 capital	$21.1	$21.5	$22.1	$22.1	$22.2	$(0.4)	$(1.1)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(7.0)	-	0.1
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$11.6	$12.0	$12.6	$12.7	$12.7	$(0.4)	$(1.1)

Tier 1 capital	$21.1	$21.5	$22.1	$22.1	$22.2	$(0.4)	$(1.1)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.2	0.2	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.4	1.5	1.6	1.7	1.8	(0.1)	(0.4)
Total risk-based capital	$22.7	$23.2	$24.0	$24.1	$24.2	$(0.5)	$(1.5)

Total shareholders' equity	$19.3	$19.7	$20.4	$20.4	$20.5	$(0.4)	$(1.2)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(7.0)	-	0.1
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible common equity (2)	$11.9	$12.3	$13.0	$12.9	$13.0	$(0.4)	$(1.1)

Total assets	$183.9	$182.0	$178.9	$173.7	$172.0	$1.9	$11.9
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible assets	$183.4	$181.4	$178.4	$173.2	$171.5	$2.0	$11.9

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common capital ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common capital is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common capital ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry

4Q 2011 Preliminary Results

22

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	4Q 11		3Q 11		CHANGE
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and Cash Equivalents	$8.0	$3.6	$10.1	$4.5	$(2.2)	$(0.8)
Unencumbered Securities (2)	0.8	6.4	0.4	5.2	0.4	1.1
Current Committed Unused Capacity (3)	10.1	4.9	11.7	6.1	(1.6)	(1.2)
Subtotal	$18.9	$14.9	$22.2	$15.8	$(3.3)	$(0.9)
Ally Bank Intercompany Loan (4)	4.9	(4.9)	2.2	(2.2)	2.7	(2.7)
Total Current Available Liquidity	$23.8	$10.0	$24.4	$13.6	$(0.6)	$(3.6)
Forward Commited Unused Capacity (5)	3.1	-	1.5	-	1.6	-
Total Available Liquidity	$26.9	$10.0	$25.9	$13.6	$1.0	$(3.6)

Unsecured Long-Term Debt Maturity Profile	2012	2013	2014	2015	2016	2017 and After
Consolidated remaining maturities	$12.0	$2.3	$5.8	$3.6	$1.5	$19.0

(1) Parent defined as Ally Consolidated less Ally Bank, ResCap (not shown) and Insurance (not shown)

(2) Includes UST, Agency debt and Agency MBS

(3) Includes equal allocation of shared unused capacity totaling $2.5 billion in 4Q11, $4.0 billion in 3Q11 and $3.9 billion in 4Q10 which can be used by Ally Bank or the Parent (including a Mexican subsidiary). Parent company figures at September 30, 2011 exclude unused capacity of $2.4 billion from two new Ally Credit Canada facilities that were completed in 3Q11 to refinance existing debt outstanding early in 4Q11

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Represents both forward purchase commitments and committed secured facilities which are reliant upon the origination of future receivables, stated capacity represents anticipated facility utilization during the next 12 months

4Q 2011 Preliminary Results

23

ALLY FINANCIAL INC. DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Key Statistics	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10
Average retail CD maturity (months)	27.2	26.1	25.3	24.1	22.8	1.1	4.4
Average retail deposit rate	1.52%	1.57%	1.58%	1.63%	1.71%

CD balances up for renewal	$1,896	$1,538	$2,239	$1,891	$2,172	$358	$(276)
CD balances retained (1)	1,746	1,403	1,975	1,632	1,841	343	(95)
Retention rate	92%	91%	88%	86%	85%

Ally Financial Deposits Levels
Ally Bank retail	$27,685	$26,254	$24,562	$23,469	$21,817	$1,431	$5,868
Ally Bank brokered	9,890	9,911	9,903	9,836	9,992	(21)	(102)
ResMor	3,367	3,327	3,359	3,417	3,351	40	16
Other	4,108	4,834	4,438	3,974	3,887	(726)	221
Total deposits	$45,050	$44,326	$42,262	$40,696	$39,048	$724	$6,002

(1) Retention includes balances retained in any Ally Bank product

4Q 2011 Preliminary Results

24

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS
Loan Value	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10
Gross Carry Value	$9.7	$9.8	$9.9	$10.0	$10.1
Net Carry Value	$9.3	$9.3	$9.4	$9.5	$9.5

Estimated Pool Characteristics
% Prime Jumbo (> 1/1/2009)	29.1%	27.0%	24.9%	23.0%	20.6%
% Second Lien	13.9%	14.5%	14.9%	15.4%	15.9%
% Interest Only	30.3%	31.5%	33.2%	34.9%	36.5%
% 30+ Day Delinquent	3.3%	3.3%	3.4%	3.5%	3.9%
% Low/No Documentation	16.0%	16.5%	17.0%	17.4%	18.0%
% Non-primary Residence	4.0%	4.0%	4.1%	4.3%	4.4%
Refreshed FICO	730	730	730	729	729
Wtd. Avg. LTV/CLTV (1)	90.7%	91.2%	91.9%	90.7%	89.5%
High Risk Geographies (2)	38.2%	38.2%	38.4%	38.6%	38.8%

(1) Updated home values derived using a combination of Appraisals, BPOs, AVMs and MSA level house price indices

(2) Includes CA, FL, MI and AZ

4Q 2011 Preliminary Results

25

ALLY FINANCIAL INC. MORTGAGE REPURCHASE RESERVES

($ in millions)

Mortgage Repurchase Reserves	4Q 10	1Q 11	2Q 11	3Q 11	4Q 11
Beginning reserve balance	$1,128	$830	$830	$829	$829
Repurchase reserve expense	180	26	184	70	44
Loan sales	37	6	5	5	3
Loss experience, net (1)	(515)	(32)	(190)	(75)	(51)
Ending reserve balance	$830	$830	$829	$829	$825

Outstanding Claims by Counterparty (2) (3)
GSEs	$170	$98	$115	$96	$71
Monoline	661	667	874	909	917
Other	88	73	89	85	81
Total	$919	$838	$1,078	$1,090	$1,069

						% Vintage
						Breakout of
						Trends
New Claims Trends						(4Q10 - 4Q11)
Pre 2004	$12	$7	$16	$7	$7	5%
2005	14	7	14	4	18	6%
2006	35	15	222	35	19	32%
2007	98	24	33	35	22	21%
2008	31	25	45	43	33	18%
Post 2008	29	53	52	29	23	18%
Unspecified	3	2	-	-	-	0%
Total Claims	$221	$133	$382	$153	$122	100%

(1) Includes settlement amounts

(2) Includes claims that Ally has requested to be rescinded but not yet confirmed by the counterparty

(3) Represents current UPB and requested make-whole for claims and does not represent expected losses

Note: numbers may note foot due to rounding

4Q 2011 Preliminary Results

26

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

Common Ownership as of 4Q 11

Other Tier 1 Capital as of 4Q 11

		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,542
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$5,938	$5,685
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021

(1) Includes exercised warrants

4Q 2011 Preliminary Results

27